Exhibit 99.1

Certification of Chief Executive Officer of Astec Industries, Inc. pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act Of 2002

STATEMENT OF CHIEF EXECUTIVE OFFICER OF ASTEC INDUSTRIES, INC.

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

Section 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Astec Industries, Inc. (the "Company") on Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, J. Don Brock, Chairman and President (Principal Executive Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ J. Don Brock

J. Don Brock
Chairman of the Board and
President (Principal Executive Officer)

Date: March 31, 2003